Exhibit 99.1
THEODORE B. STOLMAN (State Bar No. CA 52099)
TStolman@Stutman.com
SCOTT H. YUN (State Bar No. CA 185190)
SYun@Stutman.com
STUTMAN, TREISTER & GLATT, P.C.
1901 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Telephone:      (310) 228-5600
Facsimile:        (310) 228-5788
ROBERT W. JONES (State Bar No. TX 10951200)
RWJones@pattonboggs.com
J. MAXWELL TUCKER (State Bar No. TX 20270900)
MTucker@pattonboggs.com
PATTON BOGGS LLP
2001 Ross Avenue, Suite 3000
Dallas, TX 75201-8001
Telephone:       (214) 758-1500
Facsimile:        (214) 758-1550
Proposed Reorganization Counsel for Debtor and Debtor in Possession
Debtor’s Mailing Address:
2727 East Imperial Highway
Brea, California 92821
UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
SANTA ANA DIVISION

In re:	§	CASE NO. 8 : 08-13421 - ES
§
FREMONT GENERAL CORPORATION, a	§	CHAPTER 11
Nevada corporation,	§
§
Debtor.	§
	§	STIPULATED ORDER REGARDING THE
Tax I.D. 95-2815260	§	CLAIMS BAR DATE
§
	§	Hearing

	§	[No hearing required]
§
§
§
§

     WHEREAS, Fremont General Corporation, the debtor and debtor in possession in the above-captioned chapter 11 case (the “Debtor”), filed a Chapter 11 Status Conference Report in which the Debtor explained that it was conferring with the two official committees regarding a proposed bar date and intended to address the matter at an August 14, 2008 status conference (the “Status Conference”) (see Docket No. 125 at 5:9-17);
     WHEREAS, the Debtor and the Official Committee of Unsecured Creditors (the “Creditors Committee”) discussed the need for the establishment of bar dates and a deadline for service of a bar date notice at the Status Conference;
     WHEREAS, the Court ruled at the Status Conference that the general bar date would be October 22, 2008 (the “Prior Bar Date”) and that a bar date notice was to be served by August 22, 2008 (the “Prior Notice Date”);
     WHEREAS, a specific form of bar date notice was not proposed for the Court to review prior to or at the Status Conference;
     WHEREAS, the Debtor and the Creditors Committee have since conferred about the need for giving notice of additional bar dates (other than the general bar date) as well as the desire for a form of bar date notice which modifies certain mandatory language contained in Local Bankruptcy Rule 3001-1 (“Rule 3001-1”) and which adds language not contained in Rule 3001-1, to be served on all known creditors and purported creditors and other parties in interest, in substantially the same form as attached hereto as Exhibit “A”;

     WHEREAS, the Debtor and the Creditors Committee have also determined, as permitted under Rule 9008 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”, and each a “Bankruptcy Rule”), to provide as wide a distribution of notice of the bar dates in this case as is reasonable and practicable under the circumstances, and to comply with the requirements of the due process clause of the Fifth Amendment to the United States Constitution, with regard to unknown claimants and, in connection therewith, publish one time in the Wall Street Journal a notice of the bar dates in substantially the same form attached hereto as Exhibit “B”; and
     WHEREAS, the Debtor and the Creditors Committee agree that the Prior Bar Date and the Prior Notice Date should be vacated and that the establishment of the deadlines and procedures for filing proofs of claim (set forth below) is necessary for an accurate determination of claims and will facilitate the expeditious resolution of this chapter 11 case and, in connection therewith, that the notice procedures contemplated below will provide adequate notice to creditors and parties in interest of the deadlines and procedures for filing proofs of claim in this case, and of the consequences for failure to comply therewith;
     NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:
     1. The Prior Bar Date and the Prior Notice Date shall be, and are hereby, vacated.
     2. An original of any proof of claim must be filed with the Clerk of Court, by mail, in person, electronically, or by personal service by 4:00 p.m. (California time) on the applicable

Claims Bar Date (as defined in Paragraph 10 of this Order). Proofs of claim may not be filed by facsimile or electronic mail. Proofs of claim that previously were filed with the Clerk of the Court need not be re-filed.
     3. Except as otherwise set forth below in Paragraphs 4 through 12 herein, the date that is sixty (60) days from the date the Notice (as defined in Paragraph 13 of this Order) is served shall be, and is hereby, fixed as the last date for filing proofs of claim (the “General Bar Date”). The failure of any creditor or other party in interest to timely file such a proof of claim will result in the disallowance of that claim.
     4. The 30th day following the General Bar Date shall be, and is hereby, fixed as the last date on which a proof of claim may be timely filed pursuant to Bankruptcy Code section 501 (b) and Bankruptcy Rule 3005 by any entity that is authorized to file such a claim (the “Co-Debtor Bar Date”).
     5. December 15, 2008 shall be, and is hereby, fixed as last date on which a governmental unit may timely file a proof of claim in this case asserting a claim against the Debtor or its estate (the “Governmental Bar Date”).
     6. For claims arising from the avoidance of a transfer under chapter 5 of the Bankruptcy Code, the date by which the entity asserting the claim may timely file a proof of that claim shall be, and is hereby, fixed as the later of the following two dates (the “Avoidance Claims Bar Date”) : (a) the General Bar Date; or (b) the first business day that is 30 calendar days after entry of the order authorizing avoidance of the transfer.

     7. For claims arising under Bankruptcy Code section 502 (i) with respect to the assessment of certain taxes, the date by which the entity asserting the claim may timely file a proof of claim shall be, and is hereby, fixed as the later of the following two dates (the “502 (i) Bar Date”): (a) the General Bar Date; or (b) the first business day that is 30 calendar days after such tax claim arises under Bankruptcy Code section 502(i).
     8. For claims under Bankruptcy Code section 502(g) arising from the rejection of an executory contract or unexpired lease, the date by which the entity asserting the claim may timely file a proof of that claim shall be, and is hereby, fixed as the later of the following two dates (the “Rejection Bar Date”) : (a) the General Bar Date; or (b) the first business day that is 30 calendar days after the entry of the order approving the rejection of the executory contract or unexpired lease.
     9. In determining the deadlines and bar dates to be set forth in the bar date notice, all dates described herein shall be calculated in the manner provided in Bankruptcy Rule 9006(a).
     10. After the General Bar Date — and after the Governmental Bar Date, the Co-Debtor Bar Date,        ,      the Avoidance Claims Bar Date, the 502 (i) Bar Date and the Rejection Bar Date, in each case, as applicable (the “Claims Bar Dates”, and each a “Claims Bar Date”) — except as set forth in this Paragraph, a creditor may not amend a claim deemed filed on its behalf under Bankruptcy Code section 1111(a) by virtue of that claim having been listed by the Debtor on its Schedules. The Debtor, however, may amend its Schedules as a matter of course at any time before this case is closed. If the Debtor amends its Schedules, in accordance with Bankruptcy Rule 1009(a), the Debtor shall give notice of the amendment to any affected entity. If the amendment to the Schedules reduces the liquidated amount of a scheduled claim or reclassifies a claim that was scheduled as undisputed, liquidated, and non-contingent claim as disputed, unliquidated, and/or contingent, then — solely with respect to the claim that was subject to the amendment to the Schedules and only to the extent its proof of claim does not exceed the amount in which its claim was scheduled before the amendment — the affected claimant may timely file a proof of claim on or before the later of the following two dates: (a) the General Bar Date; or (b) the first business day that is 30 calendar days after the mailing of the notice of the amendment to the Schedules. Notwithstanding the foregoing, no extension of time shall be permitted if an amendment to the Schedules increases the scheduled amount of an undisputed, liquidated, and non-contingent claim.
     11. Absent the Debtor’s consent, after the applicable Claims Bar Date, amendments to timely filed claims shall be allowed only to the extent the amended claim is based on the same facts and circumstances as a timely filed claim, and then only if the amended claim was not reasonably ascertainable before the applicable Claims Bar Date.
     12. Nothing herein is intended to preclude a creditor from seeking leave of this Court to amend its claim for cause shown; provided, however, that such amendment does not change the amount or priority of the claim.
     13. The Debtor shall be, and is hereby, authorized and directed to distribute to all known creditors and purported creditors and other parties in interest holding claims and potential claims in this case notice of the Claims Bar Dates in substantially the same form as attached hereto as Exhibit “A” (the “Notice”). The Debtor shall be, and is hereby, authorized to include with the Notice a form of proof of claim in substantially the same form as the Form 10 of the Official Forms included in the Bankruptcy Rules (the “Proof of Claim Form”), pre-printed with the name and address of the creditor, purported creditor or other party in interest upon whom the Notice is being served. The form of Notice and the Proof of Claim Form shall be, and are hereby, APPROVED.
     14. Any creditor whose claim has been scheduled by the Debtor, and who agrees with the amount and classification of its claim as scheduled, need not file a proof of claim in this case inasmuch as a claim will be deemed filed on its behalf under Bankruptcy Code section 1111(a) as that claim has been listed by the Debtor on its Schedules.
     15. Only the Indenture Trustee for the 7.875% Senior Notes due 2009 (the “Senior Notes”) and the Indenture Trustee for the 9% Junior Subordinated Debentures due March 31, 2026 (the “Junior Debentures”, and together with the Senior Notes, the “Notes”) need to assert claims for principal and interest on account of the Notes, and individual noteholders only need to file a proof of claim for claims for something other than principal and interest on account of the Notes.
     16. It is not necessary for a holder of common stock in the Debtor to file a proof of interest; provided, however, that such equity security holder must file a proof of claim to the extent that such equity security holder asserts any rights as a creditor of the Debtor.
          17. If a creditor does not timely file with the Court a proof of claim in compliance with any procedures established pursuant to the terms of this Order and in accordance with the applicable Claims Bar Date, and if that creditor’s claim is not scheduled, is scheduled in the amount of $0, or is scheduled as disputed, unknown, contingent, or unliquidated in the Debtor’s Schedules, then:
a.	That creditor will be forever barred from:
(1)	Participating in any manner in this chapter 11 case;

(2)	Voting with respect to any chapter 11 plan filed in this case; and

(3)	Receiving any distribution under any chapter 11 plan confirmed in this case.
b.	That creditor will nevertheless be bound by the terms of any chapter 11 plan confirmed by the Court in this case; and

c.	That creditor will not be entitled to receive any further mailings or notices in this chapter 11 case.
          18. The Debtor shall be, and is hereby, authorized to arrange for mailing of the Notice (and the accompanying Form of Proof of Claim) by first-class mail, at the expense of its estate, to all known creditors and purported creditors and parties in interest holding potential claims in this case (including, without limitation, those included on (i) the Debtor’s Schedules, and including creditors scheduled as holding claims in any amount, whether disputed, undisputed, liquidated, unliquidated, contingent, or noncontingent, as well as those entities listed only for informational purposes; and (ii) the Debtor’s creditor matrix filed with the Court), all known shareholders of record (based upon the lists of equity security holders filed in this case), all parties who have requested and are entitled to special notice, and any other parties in interest as required by Bankruptcy Rules 2002(a) (7) , (i) , (j) and (k).
          19. The Debtor shall be, and is hereby, authorized and directed to publish a notice in substantially the form attached hereto as Exhibit “B” (the “Publication Notice”) one time in the Wall Street Journal. The Debtor may alter the form (but not the content) of the Publication Notice for purposes of publication. After publication of this Publication Notice, the Debtor shall file with the Court a declaration evidencing the publication of the Publication Notice and attaching a true and correct copy of the said notice as it appeared in the Wall Street Journal. The form of Publication Notice shall be, and is hereby, APPROVED.
          20. If a claimant transfers a timely filed claim, the transferee must both (i) file a notice of transfer of the claim (“Notice of Transfer”) with the Clerk of the Court, and (ii) serve a copy of the Notice of Transfer on (a) the Debtor’s bankruptcy counsel at the following address: Stutman, Treister & Glatt, P.C., Attn: Theodore B. Stolman, Esq. and Scott H. Yun, Esq., 1901 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067 and Patton Boggs LLP, Attn: Robert W. Jones, Esq. and J. Maxwell Tucker, Esq., 2001 Ross Avenue, Suite 3000, Dallas, TX 75201-8001; and (b) counsel for the Official Committee of Creditors Holding Unsecured Claims: Klee, Tuchin, Bogdanoff & Stern LLP, Attn: Lee R. Bogdanoff, Esq. and Jonathan S. Shenson, Esq., 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067. The Notice of Transfer must: (a) be signed by both the transferee and the transferor; (b) set forth the current address for both the transferee and the transferor; and (c) be accompanied by a copy of the proof of claim being transferred, as well as documentation evidencing the existence of an agreement to transfer the claim.
          21. The Notice shall be served no later than seven (7) days after the date this Order is entered.
Presented by:

/s/ Scott H. Yun	/s/ Jonathan S. Shenson

THEODORE B. STOLMAN	LEE R. BOGDANOFF
SCOTT H. YUN	JONATHAN S. SHENSON
STUTMAN, TREISTER & GLATT	JONATHAN D. PETRUS
PROFESSIONAL CORPORATION	KLEE, TUCHIN, BOGDANOFF & STERN LLP

- and -

ROBERT W. JONES	Counsel for the Official
J. MAXWELL TUCKER	Committee of Unsecured Creditors
BRENT R. MCILWAIN
PATTON BOGGS LLP

Proposed Reorganization Counsel for the Debtor and Debtor in Possession
#   #   #

IT IS SO ORDERED.

DATED: 9/2/08	/s/ ERITHE SMITH U. S. BANKRUPTCY JUDGE

Exhibit “A”

UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
SANTA ANA DIVISION

In re:

FREMONT GENERAL CORPORATION, a Nevada	Case No.: 8:08-13421-ES
corporation (Tax I.D. #95-2815260),
Debtor.	Chapter 11
NOTICE OF BAR DATES FOR FILING PROOFS OF CLAIM
Date Case Filed: June 18, 2008 (the “Petition Date”)
BAR DATES, CLAIMS AND SCHEDULES
     On August ___, 2008, the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Court”) entered a Stipulated Order (the “Bar Date Order”) in the chapter 11 case (the “Case”) of the above-captioned debtor and debtor in possession (the “Debtor”) in accordance with Rule 3003(c) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) fixing the following deadlines (collectively, the “Claims Bar Dates”, and each, a “Claims Bar Date”):
a.	[60 days from the date notice is mailed], at 4:00 p.m. (California time) as the last day for the filing, with the Clerk of the Court, of proofs of claim in the Case for all claims against the Debtor arising on or prior to the commencement of the Case on the Petition Date (the “General Bar Date”), other than those claims specified in paragraphs b through f below.

b.	[30 days after the General Bar Date in a. above], at 4:00 p.m. (California time) as the last day on which a proof of claim may be timely filed by any entity—such as a guarantor, surety, indorser, or other co-debtor—that is authorized to file a claim under Bankruptcy Code section 501(b) and Bankruptcy Rule 3005.

c.	December 15, 2008, at 4:00 p.m. (California time) as the last day for all governmental units, as defined in section 101(27) of the Bankruptcy Code, to file, with the Clerk of the Court, proofs of claim in the Case for claims against the Debtor arising on or prior to the commencement of the Case on the Petition Date.

d.	The last day to file a proof of claim for a claim against the Debtor arising from the avoidance of a transfer under chapter 5 of the Bankruptcy Code, is 4:00 pm (California time) on the later of (i) the General Bar Date, i.e., [INSERT DATE] or (ii) the first business day that is 30 calendar days after entry of the order authorizing avoidance of the transfer.

e.	The last day to file a proof of claim for a claim against the Debtor arising under section 502(i) of the Bankruptcy Code with respect to the assessment of certain taxes, is 4:00 pm (California time) on the later of (i) the General Bar Date, i.e.. [INSERT DATE] or (ii) the first business day that is 30 calendar days after such tax claim arises under Bankruptcy Code section 502(i).

f.	The last day to file a proof of claim for a claim against the Debtor arising from the rejection by the Debtor of an executory contract or unexpired lease, is 4:00 pm (California time) on the later of (i) the General Bar Date, i.e., [INSERT DATE] or (ii) the first business day that is 30 calendar days after the date of service of any order authorizing the Debtor to reject such contract or lease, unless the order authorizing the rejection of such executory contract or unexpired lease or another order of the Court provides for an earlier date in which case such earlier date shall govern in all respects.
     The term “claim” as used in this Notice has the broad meaning ascribed to it in section 101(5) of the Bankruptcy Code, which includes any right to payment against the Debtor’s estate, irrespective of whether it is based on the Debtor’s primary, secondary, direct, indirect, fixed, secured, unsecured, contingent, guaranteed, disputed, undisputed, liquidated, unliquidated, matured, unmatured, legal or equitable liability, or otherwise.
     The Debtor’s Schedules of Assets and Liabilities (collectively, the “Schedules”) may be inspected at the Office of the Clerk, United States Bankruptcy Court, 411 West Fourth Street, Santa Ana, CA 92701 or online at either http://www.kccllc.net/fremontgeneral or through the Court’s PACER service at https://ecf.cacb.uscourts.gov/. If your claim is listed in the Schedules and is not listed as disputed, contingent, unliquidated or unknown, your claim is deemed filed in the amount set forth in the Schedules, and the filing of a proof of claim is unnecessary if you agree that the amount scheduled is correct and that the category in which your claim is scheduled (secured, unsecured, priority, etc.) is correct. If a liability based upon the same facts and circumstances is listed on the Schedules more than once (i.e., there are duplicate listings), you will be allowed only one recovery on your claim. Whether or not your claim is scheduled, you are permitted to file a proof of claim.
     Except as set forth below, each creditor and recipient of this Notice and their respective agents and attorneys have an affirmative duty to review this Notice and timely file any proof of claim on or before the applicable Claims Bar Date or be forever barred from Filing or asserting any such claim. Each creditor and recipient of this Notice is personally responsible for reviewing this Notice and timely filing any proof of claim and should not rely upon their respective agents and attorneys to meet the deadlines specified in this Notice.
INSTRUCTIONS FOR FILING PROOFS OF CLAIM
AND CONSEQUENCES FOR FAILURE TO TIMELY FILE A CLAIM
     If you wish to assert a claim against the Debtor, you must file a proof of claim:
(a)	if your claim has not been listed by the Debtor in its Schedules;

(b)	if you disagree with the amount of the claim scheduled by the Debtor in its Schedules;

(c)	if the Debtor has scheduled your claim as disputed, contingent, unliquidated, or in an unknown amount;

(d)	if you believe your claim to be a secured claim, and the Debtor has not so scheduled your claim; or

(e)	if you believe your claim to be entitled to priority under the Bankruptcy Code, and the Debtor has not so scheduled your claim.
     If you wish to file a proof of claim in this case, please use the proof of claim form included with this Notice rather than any other proof of claim form that you may have received previously. However, if you have already properly filed a proof of claim with the Clerk of the Bankruptcy Court prior to the receipt of this Notice, you do not need to resubmit your proof of claim.
     Except as otherwise provided for or specifically excepted herein, all proofs of claim must be filed so that they are actually received by the Clerk of the Bankruptcy Court by 4:00 p.m. (California time) on or before the applicable Claims Bar Date. Proofs of claim may be filed by mail, in person, by courier, or by using the Court’s CM/ECF electronic filing service. (For more information on electronic filing, go to http://www.cacb.uscourts.gov.)
     To submit a proof of claim in person, by mail, or by courier, such proof of claim should be submitted to the following address:
United States Bankruptcy Court
Attn: Clerk of the Court
411 West Fourth Street
Santa Ana, CA 92701

     Proofs of claim submitted via fax or e-mail will not be accepted. Do not send proofs of claim to the Debtor or the Office of the United States Trustee.
     The following claims are not required to be filed on or before any of the Claims Bar Dates:
a.	claims properly filed with the Clerk of the Court prior to the mailing of this Notice;

b.	claims listed in the Debtor’s Schedules, if the claimant does not dispute either the amount or manner (e.g., priority status) in which its claim is listed in the Schedules and such claim is not designated therein as “contingent,” “unliquidated,” “subject to adjustment,” “disputed,” or “unknown” (or assigned a zero amount); and

c.	claims arising on or after the Petition Date.
Should the Court, in the future, fix a date by which these excepted claims must be filed, you will be notified.
     If you fail to timely file a proof of claim in accordance with the applicable Claims Bar Date, and your claim is not scheduled, is scheduled for $0, or is scheduled as disputed, unknown, contingent or liquidated in the Schedules:
a.	You will be forever barred from:
(1)	participating in the Debtor’s chapter 11 case;

(2)	voting with respect to any chapter 11 plan filed in this case; and

(3)	receiving any distribution under any chapter 11 plan that may be confirmed in this case.
b.	You nevertheless will be bound by the terms of any chapter 11 plan that may be confirmed in this case; and

c.	You will receive no further notices or mailings in this case.
     The Schedules and/or the Bar Date Order may be examined and inspected by interested parties during regular business hours at the office of the Clerk of the Court at the above-listed address, and are available online at either http://www.kccllc.net/fremontgeneral or through the Court’s PACER service at https://ecf.cacb.uscourts.gov/. Creditors that wish to rely on the Schedules shall have the responsibility for determining that their claims are accurately listed therein.
     After the applicable Claims Bar Date, except as set forth in the next paragraph of this Notice, a creditor may not amend a claim deemed filed on its behalf under Bankruptcy Code section 1111(a) by virtue of that claim having been listed by the Debtor on its Schedules, or as listed in any supplements or amendments thereto.
     The Debtor may amend its Schedules as a matter of course at any time before this case is closed, and if the Debtor amends its Schedules, in accordance with Bankruptcy Rule 1009(a), the Debtor will give notice of the amendment to any affected entity. If the amendment to the Schedules reduces the liquidated amount of a scheduled claim or reclassifies a claim that was scheduled as undisputed, liquidated, and non-contingent as disputed, unliquidated, and/or contingent, then - solely with respect to the claim that was subject to the amendment to the Schedules and only to the extent its proof of claim does not exceed the amount in which its claim was scheduled before the amendment - the affected claimant may timely file a proof of claim on or before the later of the following two dates: (a) the General Bar Date; or (b) the first business day that is 30 calendar days after the mailing of the notice of the amendment to the Schedules. No extension of time is permitted if an amendment to the Schedules increases the scheduled amount of an undisputed, liquidated, and non-contingent claim.
     If a timely filed proof of claim is transferred, then in accordance with Bankruptcy Rule 3001(e), the transferee must both (i) file a notice of transfer of the claim or interest (a “Notice of Transfer”) with the Clerk of the Court, and (ii) serve a copy of the notice of transfer on (a) the Debtor’s proposed bankruptcy counsel at the following address:

Stutman, Treister & Glatt, P.C., Attn: Theodore B. Stolman, Esq. and Scott H. Yun, Esq., 1901 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067; and Patton Boggs LLP, Attn: Robert W. Jones, Esq. and J. Maxwell Tucker, Esq., 2001 Ross Avenue, Suite 3000, Dallas, TX 75201-8001; and (b) counsel for the Official Committee of Creditors Holding Unsecured Claims, at the following address: Klee, Tuehin, Bogdanoff & Stern LLP, Attn: Lee R. Bogdanoff, Esq. and Jonathan S. Shenson, Esq., 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067. The Notice of Transfer must: (a) be signed by both the transferee and the transferor; (b) set forth the current address for both the transferee and the transferor; and (c) be accompanied by a copy of the proof of claim being transferred, as well as documentation evidencing the existence of an agreement to transfer the claim.
NOTEHOLDERS
     Pursuant to Federal Rule of Bankruptcy Procedure 3003(b)(5), unless you are the Indenture Trustee for the 7.875% Senior Notes due 2009 (the “Senior Notes”) or the Indenture Trustee for the 9% Junior Subordinated Debentures due March 31, 2026 (the “Junior Debentures”, and together with the Senior Notes, the “Notes”), or you assert claims other than principal and interest on account of the Notes, you do not need to file a proof of claim for principal and interest on account of the Notes. Only the Indenture Trustees, and not individual noteholders, are required to assert such claims.
EQUITY INTEREST HOLDERS
     Pursuant to Federal Rule of Bankruptcy Procedure 3003(b)(2), it is not necessary for an equity security holder to file a proof of interest; provided, however, that an equity security holder must file a proof of claim to the extent that such equity security holder asserts any rights as a creditor against the Debtor, including, without limitation, any claims that may be subject to subordination under section 510 of the Bankruptcy Code.
INQUIRIES AND ADDITIONAL PROOFS OF CLAIM
     This Notice is only a summary of the procedures approved by the Court in this case. All creditors and other parties in interest are referred to in the Bar Date Order, the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules for the Central District of California for additional information regarding the filing and treatment of proofs of claim, and should consult with their own legal advisors. All questions concerning this Notice should be submitted in writing to (A) Debtor’s proposed bankruptcy counsel, Stutman, Treister & Glatt, P.C., Attn: Theodore B. Stolman, Esq. and Scott H. Yun, Esq., 1901 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067; and Patton Boggs LLP, Attn: Robert W. Jones, Esq. and J. Maxwell Tucker, Esq., 2001 Ross Avenue, Suite 3000, Dallas, TX 75201-8001; and (B) counsel for the Official Committee of Creditors Holding Unsecured Claims, at the following address: Klee, Tuehin, Bogdanoff & Stern LLP, Attn: Lee R. Bogdanoff, Esq. and Jonathan S. Shenson, Esq., 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067. This Notice may have been sent to persons or entities that may not actually have a claim against the Debtor. The fact that you have received this Notice does not mean that you have a Claim, or that the Debtor or the Court concede that you have a claim.

/s/Scott H. Yun		Robert W. Jones
Theodore B. Stolman	-and-	J. Maxwell Tucker
Scott H. Yun		Brent R. Mcllwain
STUTMAN, TREISTER & GLATT, P.C.		PATTON BOGGS LLP
Proposed Reorganization Counsel for the Debtor and Debtor in Possession

Exhibit “B”

UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA, SANTA ANA DIVISION
FREMONT GENERAL CORPORATION, a Nevada corporation (Tax I.D. #95-2815260)
NOTICE REGARDING DEADLINES FOR FILING PROOFS OF CLAIM
     TO ALL PERSONS AND ENTITIES WITH CLAIMS AGAINST THE ABOVE-CAPTIONED DEBTOR:
     PLEASE TAKE NOTICE that on June 18, 2008 (the “Petition Date”), Fremont General Corporation, a Nevada corporation (the “Debtor”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”).
CLAIMS BAR DATES
     PLEASE TAKE FURTHER NOTICE that on August _, 2008, the Bankruptcy Court entered an Order (the “Bar Date Order”) in the chapter II case (the “Case”) of the Debtor in accordance with Rule 3003(c) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) fixing the following deadlines (collectively, the “Claims Bar Dates” and, each, a “Claims Bar Date”):
     a. [60 days from the date notice is mailed), at 4:00 p.m. (California time) as the last day for the filing, with the Clerk of the Court, of proofs of claim in the Case for all claims against the Debtor arising on or prior to the commencement of the Case on the Petition Date (the “General Bar Date”), other than those claims specified in paragraphs b through f below.
     b. [30 days after the General Bar Date in a. above], at 4:00 p.m. (California time) as the last day on which a proof of claim may be timely filed by any entity—such as a guarantor, surety, indorser, or other co-debtor—that is authorized to file a claim under Bankruptcy Code section 501(b) and Bankruptcy Rule 3005.
     c. December 15, 2008, at 4:00 p.m. (California time) as the last day for all governmental units, as defined in section 101(27) of the Bankruptcy Code, to file, with the Clerk of the Court, proofs of claim in the Case for claims against the Debtor arising on or prior to the commencement of the Case on the Petition Date.
     d. The last day to file a proof of claim for a claim against the Debtor arising from the avoidance of a transfer under chapter 5 of the Bankruptcy Code, is 4:00 pm (California time) on the later of (i) the General Bar Date, i.e., [INSERT DATE] or (ii) the first business day that is 30 calendar days after entry of the order authorizing avoidance of the transfer.
     e. The last day to file a proof of claim for a claim against the Debtor arising under section 502(i) of the Bankruptcy Code with respect to the assessment of certain taxes, is 4:00 pm (California time) on the later of (i) the General Bar Date, i.e., [INSERT DATE] or (ii) the first business day that is 30 calendar days after such tax claim arises under Bankruptcy Code section 502(i).
     f. The last day to file a proof of claim for a claim against the Debtor arising from the rejection by the Debtor of an executory contract or unexpired lease, is 4:00 pm (California time) on the later of (i) the General Bar Date, i.e., [INSERT DATE] or (ii) the first business day that is 30 calendar days after the date of service of any order authorizing the Debtor to reject such contract or lease, unless the order authorizing the rejection of such executory contract or unexpired lease or another order of the Court provides for an earlier date in which case such earlier date shall govern in all respects.
WHO MUST FILE
     PLEASE TAKE FURTHER NOTICE that, unless otherwise provided herein, any person or entity who asserts a claim against the Debtor that arose prior to the Petition Date must timely file a proof of claim on or before the applicable Claims Bar Date, if such claim: (1) is not listed as a claim on the schedules of assets and liabilities (collectively, the “Schedules”) filed by the Debtor in this chapter 11 case; (2) is listed on the Debtor’s Schedules as “disputed,” “contingent” or “unliquidated”; (3) is listed on the Debtor’s Schedules, but you disagree with the amount listed for such claim; or (4) is listed on the Debtor’s Schedules, but you disagree with the classification (or lack thereof) of such claim as an unsecured, priority or secured claim. Please be advised that the term “claim” as used in this Notice has the broad meaning ascribed to it in section 101(5) of the Bankruptcy Code, which includes any right to payment against the Debtor’s estate, irrespective of whether it is based on the Debtor’s primary, secondary, direct, indirect, fixed, secured, unsecured, contingent, guaranteed, disputed, undisputed, liquidated, unliquidated, matured, unmatured, legal or equitable liability, or otherwise.
     PLEASE TAKE FURTHER NOTICE that, pursuant to Federal Rule of Bankruptcy Procedure 3003(h)(5), unless you are the Indenture Trustee for the 7.875% Senior Notes due 2009 (the “Senior Notes”) or the Indenture Trustee for the 9% Junior Subordinated Debentures due March 31, 2026 (the “Junior Debentures”, and together with the Senior Notes, the “Notes”), or you assert claims other than principal and interest on account of the Notes, you do not need to file a proof of claim for principal and interest on account of the Notes. Only the Indenture Trustees, and not individual noteholders, are required to assert such claims.

     PLEASE TAKE FURTHER NOTICE that pursuant to Bankruptcy Rule 3003(b)(2), it is not necessary for an equity security holder to file a proof of interest; provided, however, that an equity security holder must file a proof of claim to the extent that such equity security holder asserts any rights as a creditor against the Debtor, including, without limitation, any claims that may be subject to subordination under section 510 of the Bankruptcy Code.
WHO IS NOT REQUIRED TO FILE
     Notwithstanding anything to the contrary contained in this Notice, the following persons or entities are NOT required to file a proof of claim on or before the applicable Claims Bar Date or deadline set forth above: (a) any person or entity who already has properly filed a proof of claim for each claim asserted; and (b) any person or entity (i) whose claim is listed on the Schedules of the Debtor and whose claim is not listed as “disputed,” “contingent,” or “unliquidated” and (ii) who agrees that such Schedules properly reflect: a) the amount of the claim asserted and b) the manner of classification of the claim asserted.
PROCEDURE FOR FILING
     PLEASE TAKE FURTHER NOTICE AN ORIGINAL PLUS ONE COPY OF ALL PROOFS OF CLAIM MUST BE FILED SO THAT THEY ARE ACTUALLY RECEIVED BY THE CLERK OF THE COURT BY 4:00 P.M. (CALIFORNIA TIME) ON OR BEFORE THE APPLICABLE CLAIMS BAR DATE. PROOFS OF CLAIM MAY BE FILED BY MAIL, IN PERSON, OR BY COURIER.
     To submit a proof of claim in person, by mail, or by courier, such proof of claim should be submitted to the following address:
United States Bankruptcy Court
Attn: Clerk of the Court
411 West Fourth Street
Santa Ana, CA 92701
     Proofs of claim submitted via fax or e-mail will not be accepted. Do not send proofs of claim to the Debtor or the Office of the United States Trustee.
     PLEASE TAKE FURTHER NOTICE that this Notice is only a summary of the procedures approved by the Court in this case. All creditors, purported creditors and other parties in interest are referred to the Bar Date Order, the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules for the Central District of California for additional information regarding the filing and treatment of proofs of claim, and should consult with their own legal advisors. All questions concerning this Notice should be submitted in writing to: to (A) Debtor’s proposed bankruptcy counsel, Stutman, Treister& Glatt, P.C., Attn: Theodore B. Stolman, Esq. and Scott H. Yun, Esq., 1901 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067; and Patton Boggs LLP, Attn: Robert W. Jones, Esq. and J. Maxwell Tucker, Esq., 2001 Ross Avenue, Suite 3000, Dallas, TX 75201-8001; and (B) counsel for the Official Committee of Creditors Holding Unsecured Claims, at the following address: Klee, Tuchin, Bogdanoff & Stern LLP, Attn: Lee R. Bogdanoff, Esq. and Jonathan S. Shenson, Esq., 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067. In addition, you can obtain a blank proof of claim form from Kurtzman Carson Consultants LLC at http://www.kccllc.net/fremontgeneral. Also, general information pertaining to the Debtor’s chapter 11 case, including the Schedules and the Bar Date Order may be examined and inspected by interested parties during regular business hours at the office of the Clerk of the Bankruptcy Court at the above-listed address, and are also available online either at http://www.kccllc.net/fremontgeneral or through the Court’s PACER service at https://ecf.cacb.uscourts.gov/. Creditors that wish to rely on the Schedules shall have the responsibility for determining that their claims are accurately listed therein.
EFFECT OF NOT FILING
     IF YOU ARE REQUIRED TO, BUT FAIL TO, TIMELY AND PROPERLY FILE A PROOF OF CLAIM ON OR BEFORE THE APPLICABLE CLAIMS BAR DATE, AND YOUR CLAIM IS NOT SCHEDULED, IS SCHEDULED FOR $0.00, OR IS SCHEDULED AS DISPUTED, UNKNOWN, CONTINGENT OR UNLIQUIDATED IN THE DEBTOR’S SCHEDULES: (A) YOUR CLAIM WILL BE DISALLOWED AND YOU WILL NOT RECEIVE ANY DISTRIBUTION UNDER ANY CHAPTER 11 PLAN THAT MAY BE CONFIRMED IN THIS CHAPTER 11 CASE; YOU WILL NOT BE ENTITLED TO VOTE WITH RESPECT TO ANY CHAPTER 11 PLAN FILED IN THIS CASE; (C) YOU NEVERTHELESS WILL BE BOUND BY THE TERMS OF ANY PLAN THAT MAY BE CONFIRMED IN THIS CHAPTER 11 CASE; AND (D) YOU WILL NOT BE ENTITLED TO RECEIVE ANY FURTHER NOTICES OR MAILINGS IN THIS CHAPTER 11 CASE.

DECLARATION OF SERVICE
          I am over the age of 18 years and not a party to the within action. I am employed in an office that employs a member of the bar of this court, at whose direction the within service was made. My business address is 1901 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.
          On August 26, 2008, I served the following pleading:
STIPULATED ORDER REGARDING THE CLAIMS BAR DATE
on the interested parties in this action by placing true copies thereof, enclosed in sealed envelopes, with first class postage thereon fully prepaid, in the United States mail at Los Angeles, California addressed as follows:
Please see attached service list
          I declare under penalty of perjury that the foregoing is true and correct.
          Executed on August 26, 2008, at Los Angeles, California.

/s/ Christina M. OMeara Christina M. OMeara,
Declarant

Fremont General Corporation Service List (Main) Updated: 8/20/08 Doc No. 475195

Fremont General Corporation 2727 E. Imperial Highway Brea, CA 92821-6713 Attention: General Counsel	Fremont Investment & Loan 2727 East Imperial Highway Brea, CA 92821-6713 Attention: General Counsel	Robert W. Jones PATTON BOGGS LLP 2001 Ross Avenue, Suite 3000 Dallas, TX 75201-8001

United States Trustee 411 West Fourth Street, Suite 9041 Santa Ana, CA 92701-4593	Internal Revenue Service P.O. Box 21126 Philadelphia, PA 19114	U.S. Department of Justice Tax Division Civil Trial Section, Western Region P. O. Box 683 Ben Franklin Station Washington, DC 20044

United States Attorney’s Office Tax Division Federal Building, Room 7211 300 North Los Angeles Street Los Angeles, CA 90012	Securities Exchange Commission 5670 Wilshire Boulevard, 11th Floor Los Angeles, CA 90036	Employment Development Department Bankruptcy Group MIC 92E P.O. Box 826880 Sacramento, CA 94280-0001

Franchise Tax Board Attention: Bankruptcy P.O. Box 2952 Sacramento, CA 95812-2952	Wells Fargo Bank N.A. Attn: Keith Endersen 350 W. Colorado Blvd., Suite 210 Pasadena, CA 91105	Bank of New York Attn: Bridget Schessler 301 Grant Street, Suite 1100 Pittsburgh, PA 15219

HSBC Bank USA, N.A. Attn: Robert A. Conrad 452 Fifth Avenue New York, NY 10016	Tennenbaum Capital Partners, LLC Attn: Steve Wilson 2951 28th Street, Suite 1000 Santa Monica, CA 90405	Rita Angel 9 E. 79th St. New York, NY 10021

Rita Angel c/o Joshua T. Angel Herrick & Feinstein 2 Park Avenue New York, NY 10016	Dennis G. Danko Loretta M Danko, Ttee Dennis & Loretta M. Danko Fam Tr. U/A 7/7/88 10941 E. Buckskin Trail Scottsdale, AZ 85255	Howard Amster 23811 Chagrin Blvd., Suite 200 Beachwood, OH 44122

James M. Rockett Bingham McCutchen LLP 3 Embarcadero Center San Francisco, CA 94111	CapitalSource TRS Inc. Attn: Chief Legal Officer 4445 Willard Avenue, 12th Floor Chevy Chase, MD 20815	Federal Deposit Insurance Corporation Division of Supervision and Consumer Protection San Francisco Regional Office 25 Jessie Street at Ecker Square, Suite 2300 San Francisco, CA 94105

State of California Department of Financial Institutions 111 Pine Street, Suite 1100 San Francisco, CA 94111-5613	Sarah Moyed, Esq. Security Exchange Commission 5670 Wilshire Blvd., 11th Floor Los Angeles, CA 90036	Robert L. Chapman, Jr. Chapman Capital L.L.C. 1007 N. Sepulveda Blvd. No. 129 Manhattan Beach, CA 90267

Special Notice		Attys for the Official Committee of Equity Security Holders Weiland, Golden, et al. Attn: Evan D. Smiley, Esq. 650 Town Center Drive, Suite 950 Costa Mesa, CA 92626

Attys for Bank of New York Pillsbury Winthrop Shaw Pittman Attn: Mark D. Houle, Esq. 650 Town Center Drive, Suite 700 Costa Mesa, CA 92626-7122	Attys for Official Committee of Unsecured Creditors Klee, Tuchin, Bogdanoff & Stern LLP Attn: Lee R. Bogdanoff, Esq. 1999 Avenue of the Stars, 39th Floor Los Angeles, CA 90067-6049	Attys for iStar Financial, Inc. Katten Muchin Rosenman LLP c/o Thomas J. Leanse, Dustin P. Branch 2029 Century Park East, Suite 2600 Los Angeles, CA 90067-3012

Attys for HSBC Bank USA, National Assn., as Trustee Ropes & Gray LLP Attn: Mark R. Somerstein, A. Vanderwal 1211 Avenue of the Americas New York, NY 10036-8704	Attys for Wells Fargo Bank, NA Arent Fox LLP Attn: Andrew I. Silfen, Sally Siconolfi 1675 Broadway New York, NY 10019	Attys for Wells Fargo Bank, NA Wells Fargo Bank, NA Attn: James R. Lewis 45 Broadway, 14th Floor New York, NY 10006

Attys for Interested Party Ronald J. Nicholas, Jr. George B. Piggott, Esq. 2 Park Plaza, Suite 300 Irvine, CA 92614-8513	Attys for Henry and Pamela Peters Law Office of Shmuel Klein, PC 268 Route 59 West Spring Valley, NY 10977	Bk Attys for NY State Teachers’ Retirement System Jesse S. Finlayson, Michael R. Williams Finlayson Augustini & Williams 110 Newport Center Drive, Suite 100 Newport Beach, CA 92660

Bk Attys for NY State Teachers’
Retirement System
Michael S. Etkin, S. Jason Telle
Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068

Attys for Defs Stephen H. Gordon and
David S. De Pillo
Steven A. Marenberg, Charles E. Elder
Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067-4276
Attys for NY State Teachers’ Retirement
System
Salvatore J. Graziano
Bernstein Litowitz Berger & Grossmann
1285 Avenue of the Americas
New York, NY 10019

Attys for Defs Stephen H. Gordon and
David S. De Pillo
Kerri A. Lyman, Esq.
Irell & Manella
840 Newport Center Drive, Suite 400
Newport Beach, CA 92660	Attys for Water Garden Company
Harold A. Olsen
Strook & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Attys for Iron Mountain Info Mgmt.
Frank F. McGinn
Bartlett Hackett Feinberg, P.C.
155 Federal St., 9th Floor
Boston, MA 02110

Attys for Kelly Capital
David L. Osias, Rober R. Barnes
Allen Matkins Leck, et al.
501 West Broadway, 15th Fl.
San Diego, CA 92101

Attys for Gerling Global Reins. Corp. of
America
Sigrid S. Franzblau, Esq.
Riker, Danzig, Scherer, Hyland & Perretti
One Speedwell Ave.
Morristown, NJ 07962-1981
	Attys for Ronald A. Groden David W. Wirt, Katherine H. Harris Locke Lord Bissell & Liddell, LLP 111 South Wacher Drive Chicago, IL 60606	Attys for Gerling Global Reins. Corp. of America Juan A. Torres, Esq. Musick, Peeler & Garrett, LLP One Wilshire Blvd., Suite 2000 Los Angeles, CA 90017

NOTE TO USERS OF THIS FORM:
Physically attach this form as the last page of the proposed Order or Judgment.
Do not file this form as a separate document.

In re (short title)	CHAPTER 11 CASE NUMBER:
FREMONT GENERAL CORPORATION, A NEVADA	8:08-13421-ES
CORPORATION,	ADV. NO.
Debtor.
NOTICE OF ENTRY OF JUDGMENT OR ORDER
AND CERTIFICATE OF MAILING
TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:
1.	You are hereby notified, pursuant to Local Bankruptcy Rule 9021-1(a)(1)(E), that a judgment or order entitled (specify):

STIPULATED ORDER REGARDING THE CLAIMS BAR DATE

was entered on (specify date):

2.	I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities on the attached service list on (specify date):

Dated:	JON D. CERETTO Clerk of the Bankruptcy Court
	By:	/s/ R. Reid
Deputy Clerk

Rev. 6/95 This form is optional. It has been approved for use by the United States Bankruptcy Court for the Central District of California.

Fremont General Corporation
Service List (Main) Updated: 8/20/08
Doc No. 475195

Fremont General Corporation	Fremont Investment & Loan	Robert W. Jones
2727 E. Imperial Highway	2727 East Imperial Highway	PATTON BOGGS LLP 2001
Brea, CA 92821-6713	Brea, CA 92821-6713	Ross Avenue, Suite 3000
Attention: General Counsel	Attention: General Counsel	Dallas, TX 75201-8001

United States Trustee	Internal Revenue Service	U.S. Department of Justice Tax Division
411 West Fourth Street, Suite 9041	P.O. Box 21126	Civil Trial Section, Western Region
Santa Ana, CA 92701-4593	Philadelphia, PA 19114	P. O. Box 683
Ben Franklin Station
Washington, DC 20044

United States Attorney’s Office Tax	Securities Exchange Commission	Employment Development Department
Division	5670 Wilshire Boulevard, 11th Floor	Bankruptcy Group MIC 92E
Federal Building, Room 7211	Los Angeles, CA 90036	P. O. Box 826880
300 North Los Angeles Street		Sacramento, CA 94280-0001
Los Angeles, CA 90012

Franchise Tax Board	Wells Fargo Bank N.A.	Bank of New York
Attention: Bankruptcy	Attn: Keith Endersen	Attn: Bridget Schessler
P.O. Box 2952	350 W. Colorado Blvd., Suite 210	301 Grant Street, Suite 1100
Sacramente, CA 95812-2952	Pasadena, CA 91105	Pittsburgh, PA 15219

HSBC Bank USA, N.A.	Tennenbaum Capital Partners, LLC	Rita Angel
Attn: Robert A. Conrad	Attn: Steve Wilson	9 E. 79th St.
452 Fifth Avenue	2951 28th Street, Suite 1000	New York, NY 10021
New York, NY 10016	Santa Monica, CA 90405

Rita Angel	Dennis G. Danko	Howard Amster
c/o Joshua T. Angel	Loretta M. Danko, Ttee	23811 Chagrin Blvd., Suite 200
Herrick & Feinstein	Dennis & Loretta M. Danko Fam Tr.	Beachwood, OH 44122
2 Park Avenue	U/A 7/7/88
New York, NY 10016	10941 E. Buckskin Trail
Scottsdale, AZ 85255

James M. Rockett	CapitalSource TRS Inc.	Federal Deposit Insurance Corporation
Bingham McCutchen LLP	Attn: Chief Legal Officer	Division of Supervision and Consumer
3 Embarcadero Center	4445 Willard Avenue, 12th Floor	Protection
Sau Francisco, CA 94111	Chevy Chase, MD 20815	San Francisco Regional Office
25 Jessie Street at Ecker Square, Suite 2300
San Francisco, CA 94105

State of California	Sarah Moyed, Esq.	Robert L. Chapman, Jr.
Department of Financial Institutions	Security Exchange Commission	Chapman Capital L.L.C.
111 Pine Street, Suite 1100	5670 Wilshire Blvd., 11th Floor	1007 N. Sepulveda Blvd.
San Francisco, CA 94111-5613	Los Angeles, CA 90036	No. 129 Manhattan Beach, CA 90267

Whitman L. Holt, Esq.	SPECIAL NOTICE	Attys for the Official Committee of Equity
Stutman, Treister & Glatt		Security Holders
1901 Avenue of the Stars, 12th Floor		Weiland, Golden, et al.
Los Angeles, CA 90067		Attn: Evan D. Smiley, Esq.
650 Town Center Drive, Suite 950 Costa Mesa, CA 92626

Attys for Bank of New York	Attys for Official Committee of Unsecured	Attys for iStar Financial, Inc.
Pillsbury Winthrop Shaw Pittman	Creditors	Katten Muchin Rosenman LLP
Attn: Mark D. Houle, Esq.	Klee, Tuchin, Bogdanoff & Stern LLP	c/o Thomas J. Leanse, Dustin P. Branch
650 Town Center Drive, Suite 700	Attn: Lee R. Bogdanoff, Esq.	2029 Century Park East, Suite 2600
Costa Mesa, CA 92626-7122	1999 Avenue of the Stars, 39th Floor	Los Angeles, CA 90067-3012
Los Angeles, CA 90067-6049

Attys for HSBC Bank USA, National	Attys for Wells Fargo Bank, NA	Attys for Wells Fargo Bank, NA
Assn., as Trustee	Arent Fox LLP	Wells Fargo Bank, NA
Ropes & Gray LLP	Attn: Andrew I. Silfen, Sally Siconolfi	Attn: James R. Lewis
Attn: Mark R. Somerstein, A. Vanderwal	1675 Broadway	45 Broadway, 14th Floor
1211 Avenue of the Americas	New York, NY 10019	New York, NY 10006
New York, NY 10036-8704

Attys for Interested Party Ronald J.	Attys for Henry and Pameta Peters	Bk Attys for NY State Teachers’
Nicholas, Jr.	Law Office of Shmuel Klein, PC	Retirement System
George B. Piggott, Esq.	268 Route 59 West	Jesse S. Finlayson, Michael R. Williams
2 Park Plaza, Suite 300	Spring Valley, NY 10977	Finlayson Augustini & Williams
Irvine, CA 92614-8513		110 Newport Center Drive, Suite 100
Newport Beach, CA 92660

Bk Attys for NY State Teachers’	Attys for NY State Teachers’ Retirement	Attys for Water Garden Company
Retirement System	System	Harold A. Olsen
Michael S. Etkin, S. Jason Telle	Salvatore J. Graziano	Strook & Stroock & Lavan LLP
Lowenstein Sandler PC	Bernstein Litowitz Berger & Grossmann	180 Maiden Lane
65 Livingston Avenue	1285 Avenue of the Americas	New York, NY 10038
Roseland, NJ 07068	New York, NY 10019

Attys for Defs Stephen H. Gordon and	Attys for Defs Stephen H. Gordon and	Attys for Iron Mountain Info Mgmt.
David S. De Pillo	David S. De Pillo	Frank F. McGinn
Steven A. Marenberg, Charles E. Elder	Kerri A. Lyman, Esq.	Bartlett Hackett Feinberg, P.C.
Irell & Manella LLP	Irell & Manella	155 Federal St., 9th Floor
1800 Avenue of the Stars, Suite 900	840 Newport Center Drive, Suite 400	Boston, MA 02110
Los Angeles, CA 90067-4276	Newport Beach, CA 92660

Attys for Kelly Capital	Attys for Ronald A. Groden	Attys for Gerling Global Reins. Corp. of
David L. Osias, Rober R. Barnes	David W. Wirt, Katherine H. Harris	America
Allen Matkins Leck, et al.	Locke Lord Bissell & Liddell, LLP	Juan A. Torres, Esq.
501 West Broadway, 15th Fl.	111 South Wacher Drive	Musick, Peeler & Garrett, LLP
San Diego, CA 92101	Chicago, IL 60606	One Wilshire Blvd., Suite 2000
Los Angeles, CA 90017

Attys for Gerling Global Reins. Corp. of
America
Sigrid S. Franzblau, Esq.
Riker, Danzig, Scherer, Hyland & Perretti
One Speedwell Ave.
Morristown, NJ 07962-1981